MUNIVEST
CALIFORNIA
INSURED
FUND, INC.









FUND LOGO









Annual Report

October 31, 1996



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVC

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004




This report, including the financial information herein, is transmitted to the shareholders of MuniVest California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniVest California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MUNIVEST CALIFORNIA INSURED FUND, INC.


The Benefits and
Risks of
Leveraging



MuniVest California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid by MuniVest California Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




DEAR SHAREHOLDER


For the year ended October 31, 1996, the Common Stock of MuniVest California Insured Fund, Inc. earned $0.775 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.70%, based on a month-end per share net asset value of $13.60. Over the same period, the total investment return on the Fund's Common Stock was +8.02%, based on a change in per share net asset value from $13.39 to $13.60, and assuming reinvestment of $0.776 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +8.44%, based on a change in per share net asset value from $12.93 to $13.60, and assuming reinvestment of $0.383 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.03%.

The Municipal Market
Environment
Municipal bond yields generally moved lower during the six-month period ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the October period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the last six months with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June and bond yields rose in response. Other, more recent, economic indicators suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment supported lower tax-exempt bond yields in recent months. US Treasury bond yields exhibited similar, albeit greater, volatility during the period ended October 31, 1996 falling over 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than shown by the US Treasury bond market. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% compared to the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical, and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance compared to the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call dates, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets available for investment helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking forward, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of US Treasury bond market.

Portfolio Strategy
For the 12 months ended October 31, 1996, we managed the Fund with the intention of sustaining an attractive level of tax-exempt income while trying to achieve an above-average total return. We entered the 12-month period optimistic that interest rates would decline. This opinion was based on the belief that higher interest rates earlier in the year would cause a drag on the economy. To take advantage of this scenario, we extended the Fund's duration and lowered our cash reserve position to a minimal level. From October 1995 to January 1996, the impression that the economy had slowed and that there was no inflation on the horizon was enough to lower interest rates by almost 50 basis points. Two rounds of Federal Reserve Board easings in December 1995 and January 1996 made investors complacent. This set the stage for a sudden loss of investor confidence as an undeniably strong employment number in March blindsided the market and began a period of extreme volatility, which continued through the end of October. Looking ahead, we expect this volatility to continue, and our portfolio strategy is expected to remain neutral until the direction of the economy becomes clearer.

In Conclusion
We appreciate your interest in MuniVest California Insured Fund,
Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager





November 25, 1996




Portfolio
Abbreviations

To simplify the listings of MuniVest California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General ObligationBonds
HFA      Housing Finance Agency
INFLOS   Inverse Floating Rate Municipal Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
                     S&P      Moody's    Face                                                                    Value
STATE                Ratings  Ratings   Amount  Issue                                                          (Note 1a)
California--100.6%   AAA      Aaa      $1,985   Arcadia, California, Unified School District, UT,
                                                Series B, 6.50% due 7/01/2015 (c)(f)                            $  2,158

                     AAA      Aaa       2,485   California Health Facilities Financing Authority,
                                                Insured Revenue Bonds (Children's Hospital of San
                                                Diego), 7% due 7/01/2000 (d)(h)                                    2,755

                     AA-      Aa        2,465   California HFA, Home Mortgage Revenue Bonds, AMT,
                                                Series F-1, 7% due 8/01/2026                                       2,618

                     AA-      Aa        2,000   California HFA, Revenue Bonds, RIB, AMT, 8.856%
                                                due 8/01/2023 (e)                                                  2,116

                                                California Pollution Control Financing Authority,
                                                PCR, Refunding (Pacific Gas and Electric Co.), VRDN (a):
                     A1       NR*         200     AMT, Series G, 3.60% due 2/01/2016                                 200
                     A1+      NR*         500     Series C, 3.55% due 11/01/2026                                     500

                                                California Pollution Control Financing Authority,
                                                Solid Waste Disposal Revenue Bonds, AMT:
                     A        A2        1,440     (Keller Canyon Landfill Company Project), 6.875%
                                                  due 11/01/2027                                                   1,535
                     A1+      VMIG1++   2,800     (Shell Oil Co.--Martinez Project), VRDN, Series A,
                                                  3.60% due 10/01/2024 (a)                                         2,800

                     AAA      Aaa       1,500   California State, GO, 5.375% due 6/01/2026 (c)                     1,441

                                                California State Public Works Board, Lease Revenue
                                                Bonds, Series A:
                     A        A         3,500     (Department of Corrections--Monterey County), 7% due
                                                  11/01/2004 (h)                                                   4,095
                     AAA      Aaa       2,500     (Various University of California Projects), 6.40% due
                                                  12/01/2016 (b)                                                   2,678

                     AA       Aa        2,000   California Statewide Community Development Authority
                                                Revenue Bonds, COP (Saint Joseph Health System Group),
                                                6.625% due 7/01/2021                                               2,142

                     NR*      Aa2       1,000   California Statewide Community Development Authority, Solid
                                                Waste Facility Revenue Bonds (Chevron U.S.A. Inc. Project),
                                                VRDN, AMT, 3.60% due 12/15/2024 (a)                                1,000

                     AAA      Aaa       2,000   Central Coast Water Authority, California, Revenue Bonds
                                                (Water Project Regional Facilities), 6.60% due 10/01/2022 (b)      2,199

                     AAA      Aaa       1,990   Compton, California, Community Redevelopment Agency, Tax
                                                Allocation Refunding Bonds (Compton Redevelopment Project),
                                                Series A, 6.50% due 8/01/2013 (g)                                  2,161

                     AAA      Aaa       2,000   Cucamonga County, California, Water District Facilities
                                                Refinancing Bonds, COP, 6.50% due 9/01/2022 (c)                    2,164

                     AAA      Aaa       4,000   Culver City, California, Redevelopment Finance Authority,
                                                Tax Allocation Revenue Refunding Bonds, 5.50% due
                                                11/01/2014 (b)                                                     4,027

                                                Fresno, California, Sewer Revenue Bonds, Series A-1 (b):
                     AAA      Aaa         500     6.25% due 9/01/2014                                                549
                     AAA      Aaa       1,000     5.25% due 9/01/2019                                                964

                                                Los Angeles, California, Community Redevelopment Agency,
                                                Tax Allocation Refunding Bonds (Bunker Hill), Series H (g):
                     AAA      Aaa       1,500     6.50% due 12/01/2015                                             1,628
                     AAA      Aaa       3,500     6.50% due 12/01/2016                                             3,798

                     AAA      Aaa       3,000   Los Angeles, California, Department of Water and Power,
                                                Electric Plant Revenue Refunding Bonds, Second Issue,
                                                5.25% due 11/15/2026 (c)                                           2,787

                     AAA      Aaa       3,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                AMT, Series B, 6.625% due 8/01/2025 (d)                            3,214

                     AAA      Aaa       7,335   Los Angeles County, California, COP (Correctional Facilities
                                                Project), 6.50% due 9/01/2000 (d)(h)                               8,046

                                                Los Angeles County, California, Public Works Financing
                                                Authority, Lease Revenue Refunding Bonds:
                     AAA      Aaa       3,480     (Multiple Capital Facilities Projects), Series A,
                                                  5.125% due 6/01/2017 (b)                                         3,298
                     AAA      Aaa       1,230     Series B, 5.25% due 9/01/2013 (d)                                1,183

                                                M-S-R Public Power Agency, California, Revenue Bonds
                                                (San Juan Project) (d):
                     AAA      Aaa       1,500     Refunding, 6.75% due 7/01/2020                                   1,751
                     AAA      Aaa       2,000     Series E, 6.75% due 7/01/2011                                    2,195

                     AAA      Aaa       1,740   Modesto, California, Health Facilities Revenue Bonds
                                                (Memorial Hospital Association), Series A, 6.875% due
                                                6/01/2021 (d)                                                      1,909

                     AAA      Aaa       1,000   Oakland, California, Redevelopment Agency, Refunding
                                                Bonds, INFLOS, 8.169% due 9/01/2019 (d)(e)                         1,007

                     AAA      Aaa       2,750   Oceanside, California, COP (Watereuse Association,
                                                California, Financing Project), Series A, 6.50% due
                                                10/01/2017 (b)                                                     2,987

                     A+       A1        2,000   Pasadena, California, COP, Refunding (Old Pasadena Package
                                                Facility Project), 6.25% due 1/01/2018                             2,155

                     AAA      Aaa       5,000   Pioneers Memorial Hospital District, California, Refunding,
                                                GO, UT, 6.50% due 10/01/2024 (b)                                   5,426

                     AAA      Aaa       4,000   Port Oakland, California, Port Revenue Bonds, AMT, Series E,
                                                6.50% due 11/01/2016 (d)                                           4,285

                                                Rancho Cucamonga, California, Redevelopment Agency, Tax
                                                Allocation Bonds (Rancho Redevelopment Project) (d):
                     AAA      Aaa       3,000     6.75% due 9/01/2020                                              3,221
                     AAA      Aaa       1,750     Refunding, 5% due 9/01/2015                                      1,613

                     A+       Aa        1,500   Sacramento, California, City Financing Authority, Lease
                                                Revenue Refunding Bonds, Series B, 5.40% due 11/01/2020            1,457

                     AAA      Aaa       4,000   Sacramento, California, Municipal Utilities District,
                                                Electric Revenue Bonds, Series B, 6.375% due 8/15/2022 (d)         4,255

                     AAA      Aaa       1,000   Sacramento County, California, COP, GO, 6.50% due
                                                6/01/2015 (d)                                                      1,071

                     AAA      Aaa       5,000   San Diego County, California, Water Authority Revenue Bonds,
                                                COP, Series 91B, 6.30% due 4/08/2021 (d)                           5,260

                                                San Francisco, California, City and County Airport
                                                Commission, International Airport Revenue Bonds, Second Series:
                     AAA      Aaa       2,000     AMT, Issue 5, 6.50% due 5/01/2019 (c)                            2,134
                     AAA      Aaa       2,000     AMT, Issue 6, 6.60% due 5/01/2020 (b)                            2,165
                     AAA      Aaa       1,500     Refunding, Issue 2, 6.75% due 5/01/2013 (d)                      1,659

                                                San Francisco, California, City and County Redevelopment
                                                Agency, Lease Revenue Bonds (George R. Moscone Convention
                                                Center) (g):
                     AAA      Aaa       2,800     6.75% due 7/01/2015                                              3,107
                     AAA      Aaa       1,500     6.75% due 7/01/2024                                              1,669

                     AAA      Aaa       2,450   San Mateo County, California, Joint Powers Financing
                                                Authority, Lease Revenue Refunding Bonds (Capital
                                                Projects Program), 5.125% due 7/01/2018 (d)                        2,325


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                     S&P      Moody's    Face                                                                    Value
STATE                Ratings  Ratings   Amount  Issue                                                          (Note 1a)
California           AAA      Aaa     $ 3,500   Stockton, California, Revenue Bonds (Wastewater Treatment
(concluded)                                     Plant Expansion), COP, Series A, 6.70% due 9/01/2014 (c)        $  3,900

                     AAA      Aaa       1,000   Thousand Oaks, California, Redevelopment Agency, Tax
                                                Allocation, Refunding (Thousand Oaks Boulevard
                                                Redevelopment), 5.375% due 12/01/2025 (d)                            968

                     AAA      Aaa       1,500   Vacaville, California, Public Financing Authority, Tax
                                                Allocation Revenue Refunding Bonds (Vacaville Redevelopment
                                                Projects), 6.35% due 9/01/2022 (d)                                 1,583

                     AAA      Aaa       1,500   Walnut, California, Public Financing Authority, Tax
                                                Allocation Revenue Refunding Bonds (Walnut Improvement
                                                Project), 6.50% due 9/01/2022 (d)                                  1,625


                     Total Investments (Cost--$115,219)--100.6%                                                  121,783

                     Liabilities in Excess of Other Assets--(0.6%)                                                  (734)
                                                                                                                --------
                     Net Assets--100.0%                                                                         $121,049
                                                                                                                ========

                  (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                  (b)AMBAC Insured.
                  (c)FGIC Insured.
                  (d)MBIA Insured.
                  (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                  (f)Bank Qualified.
                  (g)FSA Insured.
                  (h)Prerefunded.
                    *Not Rated.
                   ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                   See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$115,219,369) (Note 1a)                         $121,783,382
                    Cash                                                                                          91,505
                    Receivables:
                      Securities sold                                                      $  2,035,406
                      Interest                                                                2,027,728        4,063,134
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       8,099
                    Prepaid expenses and other assets                                                             29,211
                                                                                                            ------------
                    Total assets                                                                             125,975,331
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,712,689
                      Dividends to shareholders (Note 1f)                                        86,486
                      Investment adviser (Note 2)                                                51,010        4,850,185
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        75,686
                                                                                                            ------------
                    Total liabilities                                                                          4,925,871
                                                                                                            ------------


Net Assets:         Net assets                                                                              $121,049,460
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,600 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                   $ 40,000,000
                      Common Stock, par value $.10 per share (5,961,365 shares issued
                      outstanding)                                                         $    596,136
                    Paid-in capital in excess of par                                         82,965,863
                    Undistributed investment income--net                                        452,190
                    Accumulated realized capital losses on investments--net (Note 5)         (9,528,742)
                    Unrealized appreciation on investments--net                               6,564,013
                                                                                           ------------
                    Total--Equivalent to $13.60 net asset value per share of Common
                    Stock (market price--$12.50)                                                              81,049,460
                                                                                                            ------------
                    Total capital                                                                           $121,049,460
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  6,912,009
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    598,847
                    Commission fees (Note 4)                                                    103,456
                    Professional fees                                                            71,773
                    Accounting services (Note 2)                                                 44,172
                    Transfer agent fees                                                          42,609
                    Printing and shareholder reports                                             42,370
                    Directors' fees and expenses                                                 22,766
                    Listing fees                                                                 16,420
                    Custodian fees                                                               11,576
                    Pricing fees                                                                  6,488
                    Amortization of organization expenses (Note 1e)                               5,449
                    Other                                                                        13,706
                                                                                           ------------
                    Total expenses                                                                               979,632
                                                                                                            ------------
                    Investment income--net                                                                     5,932,377
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                            170,436
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      1,058,283
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  7,161,096
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $  5,932,377     $  6,119,609
                    Realized gain (loss) on investments--net                                    170,436       (3,594,227)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,058,283       13,039,828
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      7,161,096       15,565,210
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (4,628,827)      (4,602,835)
(Note 1f):            Preferred Stock                                                        (1,303,376)      (1,492,944)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (5,932,203)      (6,095,779)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              1,228,893        9,469,431
                    Beginning of year                                                       119,820,567      110,351,136
                                                                                           ------------     ------------
                    End of year*                                                           $121,049,460     $119,820,567
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    452,190     $    452,016
                                                                                           ============     ============

FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                                                                                                                  Period
                    The following per share data and ratios have been derived                                   April 30,
                    from information provided in the financial statements.             For the Year             1993++ to
                                                                                    Ended October 31,            Oct. 31,
                    Increase (Decrease) in Net Asset Value:                      1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  13.39   $  11.80    $  15.01   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.00       1.03        1.01        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                               .21       1.58       (3.13)       .91
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.21       2.61       (2.12)      1.39
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                      (.78)      (.77)       (.82)      (.34)
                      Realized gain on investments--net                             --         --        (.07)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                            (.78)      (.77)       (.89)      (.34)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                                    (.22)      (.25)       (.20)      (.06)
                        Realized gain on investments--net                           --         --        (.01)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --         .01       (.13)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.22)      (.25)       (.20)      (.19)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.60   $  13.39   $   11.80   $  15.01
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $  12.50   $ 11.875    $  10.50   $  14.75
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             11.95%     20.89%     (23.56%)      .64%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           8.02%     21.30%     (15.58%)     8.34%+++
                                                                              ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                                .82%       .81%        .76%       .41%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .82%       .81%        .81%       .83%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.94%      5.33%       5.06%      4.82%*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $ 81,049   $ 79,821    $ 70,351   $ 89,497
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 40,000   $ 40,000    $ 40,000   $ 40,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          84.92%     90.41%      81.53%     38.34%
                                                                              ========   ========    ========   ========


Leverage:           Asset coverage per $1,000                                 $  3,026   $  2,996    $  2,759   $  3,237
                                                                              ========   ========    ========   ========


Dividends Per       Investment income--net                                    $    815   $    933    $    760   $    239
Share On                                                                      ========   ========    ========   ========
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniVest California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures con-tracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (concluded)



* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $96,118,070 and $100,255,130, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $     60,590   $  6,564,013
Short-term investments                   (384)            --
Financial futures contracts           110,230             --
                                 ------------   ------------
Total                            $    170,436   $  6,564,013
                                 ============   ============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $6,564,013, of which $6,600,418 related to appreciated securities and $36,405 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $115,219,369.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 5,961,365. At October 31, 1996, total paid-in capital amounted to $83,561,999.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 2.85%.

As of October 31, 1996 there were 1,600 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $77,885 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $7,718,000, of which $5,501,000 expires in 2002 and $2,217,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:
On May 3, 1996, the Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield California Insured Fund II, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield California Insured Fund II, Inc. MuniYield California Insured Fund II, Inc. is a registered, non-diversified, closed-end management investment company with a similar investment objective to the Fund and is managed by FAM.

7. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068445 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
MuniVest California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest California Insured Fund, Inc., as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period April 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest California Insured Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>